UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  June 22, 2005
                -----------------------------------------------
                Date of Report (Date of earliest event reported)

                            FALCON NATURAL GAS CORP.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Nevada                   000-50229               98-0403897
    ---------------------------   ----------------------      ------------
   (State or other jurisdiction  (Commission File Number)    (IRS Employer
          of incorporation)                                Identification No.)


                                Westchase Center
                            2500 City West Boulevard
                                    Suite 300
                                Houston, TX 77042
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (713) 267-2240
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

On June 22, 2005 the lawsuit filed against us in the United States District Court, Southern District of Texas, Houston Division,titled Falcon Gas Storage Company Inc. v. Falcon Natural Corp. (Case Number H-04-4231) was dismissed with prejudice. The dismissed lawsuit was based on a claim of trademark infringement and unfair competition.



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


SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              FALCON NATURAL GAS CORP.




                                              By:    /s/ Massimiliano Pozzoni
                                                     ---------------------------
                                              Name:  Massimiliano Pozzoni
                                              Title: Secretary, Treasurer and
                                                     Chief Financial Officer

Date: June 27, 2005








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